SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: December 5, 2002
(Date of earliest event reported)

Commission File No.: 333-99383-01

                   Greenwich Capital Commercial Funding Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                               06-1565524
--------------------------------------------------------------------------------
(State or Other Jurisdiction                                  (I.R.S. Employer
     of Incorporation)                                       Identification No.)

600 Steamboat Rd., Greenwich, Connecticut                               06830
--------------------------------------------------------------------------------
 (Address of Principal Executive Office)                              (Zip Code)

                                 (203) 625-2700
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. Other Events.

            Attached as Exhibit 99.1 to this Current Report are certain collateral term sheets (the "Collateral Term Sheets") furnished to the Registrant by Greenwich Capital Markets, Inc. (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2002-C1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-99383) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

            Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

      99.1                                      Collateral Term Sheets

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                      GREENWICH CAPITAL COMMERCIAL FUNDING CORP.


                                        By: /s/ Paul D. Stevelman
                                            ------------------------------------
                                            Name:  Paul D. Stevelman
                                            Title: Managing Director

Date: December 5, 2002

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   99.1                 Collateral Term Sheets                         E